UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2007

ONCOTHYREON INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33882	26-0868560
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

110 - 110th Avenue NE
Suite 685
Bellevue, Washington 98004
(Address of principal executive offices, including zip code)

(425) 450-0370
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 17, 2007, Oncothyreon Inc. (“Oncothyreon”) issued a press release announcing that it has completed the transfer of certain assays and methodology related to Stimuvax to Merck KGaA of Darmstadt, Germany, triggering a payment to Oncothyreon of $5 million.  The payment will be made under the terms of an amended and restated supply agreement signed in August 2007.  A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit No.	Description
99.1	Text of Press Release issued December 17, 2007.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOTHYREON INC.
By:	/s/ Edward A. Taylor
Edward A. Taylor
Chief Financial Officer and VP of Finance and Administration

Date: December 19, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Text of Press Release issued December 17, 2007.